                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              LB SERIES FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                              LB SERIES FUND, INC.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

LB Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN 55415

October 13, 1998

Dear Contract Owner:

     Please find enclosed a notice of a special meeting of shareholders of the Growth Portfolio, Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio (collectively, the "Portfolios"), each a series of LB Series Fund, Inc. (the "Fund"), which is scheduled for December 1, 1998, together with a proxy statement discussing the matters to be voted on at the meeting and a voting instruction form. Please take the time to read the proxy statement and cast your vote.

     We are asking contract owners for voting instructions regarding the election of directors of LB Series Fund, Inc. In addition to the existing Directors, the nominees include two new individuals with outstanding credentials who are being nominated for the first time to serve as directors: Jodi L. Harpstead and Richard A. Hauser.

     We are also asking contract owners for voting instructions regarding a series of proposals to amend or eliminate certain investment restrictions that currently apply to one or more of the Portfolios. The Board of Directors believes that approval of these proposals will enhance the ability of Lutheran Brotherhood to manage the Portfolios in a changing regulatory and investment environment, reduce the need for future shareholder meetings and facilitate monitoring of compliance with investment restrictions applicable to the Portfolios.

     The Board of Directors has unanimously recommended that contract owners vote for each of the proposals in the enclosed proxy statement. Should you have any questions, please feel free to call us at (800) 423-7056. We will be happy to answer any questions you may have.

     I URGE EACH CONTRACT OWNER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS FORM.



                                          Sincerely,



                                          ROLF F. BJELLAND
                                          Chairman and President

                                GROWTH PORTFOLIO
                          OPPORTUNITY GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                             WORLD GROWTH PORTFOLIO
                              HIGH YIELD PORTFOLIO
                                INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO

                                       OF

                              LB SERIES FUND, INC.
                            625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415

                            ------------------------

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 1, 1998
                            ------------------------

     A Special Meeting of Shareholders of each of the Growth Portfolio, Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio (collectively, the "Special Meeting"), each a series of LB Series Fund, Inc. (the "Fund"), will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota on December 1, 1998, at 8:30 a.m. local time for the following purposes:

     1. To elect Directors of the Fund.

     2. To amend or eliminate certain investment policies as follows:

        A. To amend the fundamental investment restriction on borrowing and the issuance of senior securities.

        B.  To amend the fundamental investment restriction on lending.

        C. To amend the fundamental investment restriction on real estate and commodities.

        D. To eliminate the fundamental investment restriction on reverse repurchase agreements.

        E. To eliminate the fundamental investment restriction on the pledge of assets.

        F. To eliminate the fundamental investment restriction on restricted securities, illiquid securities and unseasoned issuers.

        G. To eliminate the fundamental investment restriction on control securities.

        H.  To eliminate the fundamental investment restriction on short sales.

        I. To eliminate the fundamental investment restriction on investments in other investment companies.

        J. To eliminate the fundamental investment restriction on investments in oil and gas interests, common stock and other equity securities of the Money Market Portfolio.

        K. To eliminate the fundamental investment restriction on portfolio maturity of the Money Market Portfolio.

     3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants.

     4. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Special Meeting and all adjournments.

     The Board of Directors of the Fund has fixed the close of business on October 2, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN NOVEMBER 27, 1998.

                                          By Order of the Board of Directors
                                          Otis F. Hilbert, Secretary
Minneapolis, Minnesota
October 13, 1998


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED VOTING INSTRUCTIONS. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
                          OPPORTUNITY GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                             WORLD GROWTH PORTFOLIO
                              HIGH YIELD PORTFOLIO
                                INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO

                                       OF

                              LB SERIES FUND, INC.
                            625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the LB Series Fund, Inc. (the "Fund") to be used at a Special Meeting of Shareholders (collectively, the "Special Meeting") of each of the Growth Portfolio, Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio (each, a "Portfolio," and collectively, the "Portfolios") to be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on December 1, 1998, at 8:30 a.m. local time and at any adjournments of the Special Meeting.

     The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (X) indicates the shareholders of the Portfolio(s) that are being solicited to approve the proposal.

                                                        GROWTH PORTFOLIO
                                                  OPPORTUNITY GROWTH PORTFOLIO
                                                    MID CAP GROWTH PORTFOLIO
                                                     WORLD GROWTH PORTFOLIO
                                                      HIGH YIELD PORTFOLIO
                    PROPOSAL                            INCOME PORTFOLIO          MONEY MARKET PORTFOLIO
------------------------------------------------  ----------------------------    ----------------------
1. Election of Directors                                X                              X

2. Amendment and Elimination of Certain
   Investment Policies
   A.  Borrowing and senior securities                  X                              X
   B.  Lending                                          X                              X
   C.  Real estate and commodities                      X                              X
   D.  Reverse repurchase agreements                    X                              X
   E.  Pledge of assets                                 X                              X
   F.  Restricted securities, illiquid
       securities and unseasoned issuers                X                              X
   G.  Control securities                               X                              X
   H.  Short sales                                      X                              X
   I.  Investment in other investment companies         X                              X
   J.  Investments in oil and gas interests,
       common stock and other equity securities                                        X
   K.  Portfolio maturity                                                              X

3. Ratification of Independent Accountants              X                              X

     Shares of the Portfolios are currently sold only to separate accounts (the "Accounts") of Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP") to fund benefits under variable life insurance and variable annuity contracts issued by Lutheran Brotherhood and LBVIP (the "Contracts"). Lutheran Brotherhood is the investment adviser to the Portfolios and in that capacity also provides certain administrative services to the Portfolios. Lutheran Brotherhood and LBVIP, as the owners of the assets in the Accounts, will vote all of the shares of the Portfolios in accordance with the properly executed voting instructions of Contract owners. Any such shares of a Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of that Portfolio held by Lutheran Brotherhood, LBVIP or any of their affiliates for their own account, will be voted by Lutheran Brotherhood or LBVIP in proportion to the voting instructions that are received with respect to all Contracts participating in the Portfolio. If the voting instruction form is returned but no instructions are given, the shares of the Portfolio to which the form relates will be voted FOR all the proposals. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and voting instruction form are first being mailed on or about October 13, 1998 to Contract owners as of the record date.

     The Contract owners permitted to give voting instructions to Lutheran Brotherhood and LBVIP and the number of shares for which instructions may be given will be determined as of October 13, 1998, the record date for the Special Meeting. The table below reflects the total number of shares of each Portfolio issued and outstanding as of the record date.

                         PORTFOLIO                            NUMBER OF SHARES
                         ---------                            ----------------
Growth Portfolio............................................   141,632,017.22
Opportunity Growth Portfolio................................    33,880,768.64
Mid Cap Growth Portfolio....................................     7,630,421.65
World Growth Portfolio......................................    28,463,344.84
High Yield Portfolio........................................   152,818,794.35
Income Portfolio............................................   100,197,563.52
Money Market Portfolio......................................   161,657,646.82

     Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

     Each Portfolio will participate separately in the Special Meeting, although proxies are being solicited through use of a combined Proxy Statement. With respect to proposal 1 (regarding the election of the Directors of the Fund) and proposal 3 (regarding the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants) shareholders of each Portfolio of the Fund will vote together with each other Portfolio of the Fund. With respect to proposals 2A through 2I (regarding the amendment or elimination of certain investment restrictions), shareholders of each Portfolio will vote separately. With respect to proposals 2J and 2K (regarding the elimination of certain investment restrictions), only shareholders of the Money Market Portfolio will be entitled to vote.

     Any Contract owner giving voting instructions may revoke them at any time prior to their use. A Contract owner may change voting instructions by (1) giving written notice of revocation to an officer of the Fund, (2) returning to an officer of the Fund a properly executed later dated voting instruction form, or (3) attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not in and of itself constitute a revocation of voting instructions. Signed voting instructions received by the Board of Directors in time for voting and not so revoked will be voted in accordance with the restrictions noted thereon . Unless instructions to the contrary are marked on the voting instruction form, the voting instructions will be voted FOR all the proposals. The voting instruction form grants discretion to the persons named thereon, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board of Directors does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     For purposes of considering proposals 1 and 3, a majority of the aggregate number of shares of the Fund entitled to vote constitutes a quorum. For purposes of considering proposals 2A through 2K, a majority of the shares of a Portfolio entitled to vote at the Special Meeting in person or represented by proxy constitutes a quorum of such Portfolio.

     A plurality of the aggregate votes cast in person or by proxy of the Special Meeting at which a quorum is present will be required for the election of each Director. Approval of proposals 2A through 2K requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio entitled to vote on the proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio. Approval of proposal 3 requires the affirmative vote of a majority of the shares of the Fund voted at the Special Meeting.

     The Board of Directors expects to make this solicitation primarily by mail. However, in addition to the solicitation of voting instructions by mail, the officers of the Fund and members of the Board of Directors and persons affiliated with Lutheran Brotherhood, the Fund's investment adviser, may, without remuneration, solicit voting instructions personally or by telephone, telegram or other electronic means. The Fund may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by the Fund. Pursuant to a reimbursement agreement with the Fund, Lutheran Brotherhood and LBVIP have agreed to reimburse the Fund for this cost.

     The financial statements of each Portfolio for the year ended December 31, 1997 are included in the Fund's annual report for the year ended December 31, 1997, which has been previously sent to Contract owners. The financial statements for each Portfolio for the six months ended June 30, 1998 are included in the Fund's semi-annual report for the six months ended June 30, 1998, which has been previously sent to Contract owners. THE FUND WILL FURNISH UPON REQUEST AND WITHOUT CHARGE TO ANY CONTRACT OWNER A COPY OF SUCH REPORTS. A CONTRACT OWNER MAY ALSO OBTAIN A COPY OF SUCH REPORTS BY WRITING TO LB SERIES FUND, INC., 625 FOURTH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55415 OR BY CALLING TOLL FREE (800) 423-7056.

     As of October 2, 1998, the following persons or entities were the beneficial and/or record owners of 5% or more of the shares of the indicated
Portfolio:

                                               GROWTH                      OPPORTUNITY                      MID CAP
                                              PORTFOLIO                  GROWTH PORTFOLIO              GROWTH PORTFOLIO
                                     ---------------------------   ----------------------------   ---------------------------
                                        NUMBER          % OF           NUMBER          % OF          NUMBER          % OF
            SHAREHOLDER                OF SHARES     OUTSTANDING     OF SHARES      OUTSTANDING     OF SHARES     OUTSTANDING
            -----------              -------------   -----------   --------------   -----------   -------------   -----------
Lutheran Brotherhood Variable
Insurance Products Company -- LBVIP
Variable Annuity Account I           85,298,803.108     60.23%     14,353,411.076      42.36%     3,214,086.020      42.12%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood Variable
Insurance Products Company -- LBVIP
Variable Insurance Account           5,346,014.049       3.77%      1,043,340.510       3.08%       188,898.149       2.48%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood --
LB Variable Annuity Account I        48,490,383.903     34.24%     17,194,845.713      50.75%     4,015,555.956      52.63%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood --
LB Variable Insurance Account I      2,426,542.413       1.71%      1,289,171.340       3.81%       211,881.528       2.78%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood Variable
Insurance Products Company -- LBVIP
Variable Insurance Account II           70,273.744       0.05%          N/A              N/A           N/A             N/A
625 Fourth Avenue South
Minneapolis, MN 55415

                                                WORLD                       HIGH YIELD
                                          GROWTH PORTFOLIO                  PORTFOLIO                  INCOME PORTFOLIO
                                     ---------------------------   ----------------------------   ---------------------------
                                        NUMBER          % OF           NUMBER          % OF          NUMBER          % OF
            SHAREHOLDER                OF SHARES     OUTSTANDING     OF SHARES      OUTSTANDING     OF SHARES     OUTSTANDING
            -----------              -------------   -----------   --------------   -----------   -------------   -----------
Lutheran Brotherhood Variable
Insurance Products Company -- LBVIP
Variable Annuity Account I           12,366,897.937     43.45%     90,134,373.028      58.98%     64,607,421.834     64.48%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood Variable
Insurance Products Company -- LBVIP
Variable Insurance Account             740,847.362       2.60%      3,958,795.906       2.59%     1,771,530.199       1.77%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood --
LB Variable Annuity Account I        14,524,689.835     51.03%     56,431,703.044      36.93%     33,030,227.628     32.97%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood --
LB Variable Insurance Account I        830,909.703       2.92%      2,227,139.240       1.46%       741,407.826       0.74%
625 Fourth Avenue South
Minneapolis, MN 55415

                                                WORLD                       HIGH YIELD
                                          GROWTH PORTFOLIO                  PORTFOLIO                  INCOME PORTFOLIO
                                     ---------------------------   ----------------------------   ---------------------------
                                        NUMBER          % OF           NUMBER          % OF          NUMBER          % OF
            SHAREHOLDER                OF SHARES     OUTSTANDING     OF SHARES      OUTSTANDING     OF SHARES     OUTSTANDING
            -----------              -------------   -----------   --------------   -----------   -------------   -----------
Lutheran Brotherhood Variable
Insurance Products Company -- LBVIP
Variable Insurance Account II             N/A             N/A          66,783.128       0.04%        46,976.035       0.05%
625 Fourth Avenue South
Minneapolis, MN 55415

                                                                          MONEY
                                                                    MARKET PORTFOLIO
                                                              -----------------------------
                                                                NUMBER OF          % OF
                        SHAREHOLDER                               SHARES        OUTSTANDING
                        -----------                           --------------    -----------

Lutheran Brotherhood Variable Insurance Products Company --
LBVIP Variable Annuity Account I                              84,852,890.870       52.49%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood Variable Insurance Products Company --
LBVIP Variable Insurance Account                               2,630,274.050        1.63%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood -- LB Variable Annuity Account I         72,599,295.100       44.91%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood -- LB Variable Insurance Account I        1,550,027.220        0.95%
625 Fourth Avenue South
Minneapolis, MN 55415

Lutheran Brotherhood Variable Insurance Products Company --
LBVIP Variable Insurance Account II                               25,159.580        0.02%
625 Fourth Avenue South
Minneapolis, MN 55415

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The shareholders of the Fund are being asked to elect the nominees named below to serve as Directors of the Fund. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Directors if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies may, unless otherwise limited, be voted to elect such substitute nominees, if any, as may be designated by the Board of Directors, subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Messrs. Bjelland and Eggerding, Ms. Levi and Dr. Randall have been previously elected by shareholders. Messrs. Estenson and Nicholson currently serve as Directors and are being presented for shareholder election for the first time. This election will help assure continued compliance with 1940 Act provisions regarding the election of Directors. Background information on all of the Directors has been provided.

                                                                                   YEAR FIRST BECAME
NOMINEE STANDING FOR ELECTION BY SHAREHOLDERS         POSITION WITH FUND               DIRECTOR
---------------------------------------------         ------------------           -----------------
Rolf J. Bjelland*.......................       Chairman, Director and President          1986
Herbert F. Eggerding, Jr................       Director                                  1990
Noel K. Estenson........................       Director                                  1997
Jodi L. Harpstead.......................       (1)                                         --
Richard A. Hauser.......................       (1)                                         --
Connie M. Levi..........................       Director                                  1993
Bruce J. Nicholson*.....................       Director                                  1995
Ruth E. Randall.........................       Director                                  1987

---------------
 * Individual who is deemed to be an "interested person" of the Fund under the 1940 Act because of his affiliation with Lutheran Brotherhood and its affiliates as described below.

(1) Ms. Harpstead and Mr. Hauser are being nominated for the first time to serve as Directors of the Fund.

     Information on all the nominees is set forth below in alphabetical order.

     ROLF F. BJELLAND is Executive Vice President and Chief Investment Officer of Lutheran Brotherhood. Mr. Bjelland also serves as Director and President of Lutheran Brotherhood Research Corp. ("LB Research"), Director and Executive Vice President of Lutheran Brotherhood Financial Corporation; Director of LB Securities; Director, Vice President and Chief Investment Officer of LBVIP; and Director of Lutheran Brotherhood Real Estate Products Company. Mr. Bjelland is also Chairman, Trustee and President of The Lutheran Brotherhood Family of Funds. Mr. Bjelland is 60.

     HERBERT F. EGGERDING, JR. serves as a management consultant to several privately owned companies and was formerly Executive Vice President and Chief Financial Officer of Petrolite Corporation. Mr. Eggerding's other principal business affiliation is Director of Lutheran Charities Foundation of St. Louis, Missouri. Mr. Eggerding is also a Trustee of The Lutheran Brotherhood Family of Funds. Mr. Eggerding is 61.

     NOEL K. ESTENSON'S principal occupation during the past five years has been President and Chief Executive Officer of CENEX, Inc. Mr. Estenson's other principal business affiliations include Vice Chairman of CF Industries; Board member of the National Cooperative Refinery Association; Board member of Farm Credit Leasing; and Board member of the National Council of Farmer Cooperatives. Mr. Estenson is also a Trustee of The Lutheran Brotherhood Family of Funds. Mr. Estenson is 59.

     JODI L. HARPSTEAD is Vice President of U.S. Cardiac Rhythm Management for Medtronic, Inc. Ms. Harpstead previously served as Boston District Pacing Sales Manager and Vice President, U.S. Pacing Marketing for Medtronic. Ms. Harpstead is also a Member of the Board of Delta Dental Plan of Minnesota. Ms. Harpstead is 41.

     RICHARD A. HAUSER is a partner with the law firm of Baker & Hostetler, LLP. Previously, Mr. Hauser served as Chairman of the Pennsylvania Avenue Development Corporation, Washington, DC. Mr. Hauser is also a Director of The Luther Institute. Mr. Hauser is 55.

     CONNIE M. LEVI is retired and was formerly President of the Greater Minneapolis Chamber of Commerce. Previously, Ms. Levi served in the Minnesota House of Representatives from 1978 to 1986, including in the capacity as majority leader. Ms. Levi is a Director of Norstan, Inc. of Minnesota. Ms. Levi has been a member or director of numerous governmental, public service and non-profit boards and organizations. Ms. Levi is also a Trustee of The Lutheran Brotherhood Family of Funds. Ms. Levi is 59.

     BRUCE J. NICHOLSON is Executive Vice President and Chief Operating Officer of Lutheran Brotherhood, Executive Vice President and Chief Operating Officer of Lutheran Brotherhood Financial Corporation and Director and Chief Operating Officer, LBVIP. Mr. Nicholson is also Director of LB Research; Director of LB Securities; Director of Lutheran Brotherhood Real Estate Products Company; and Trustee of The Lutheran Brotherhood Family of Funds. Mr. Nicholson is 52.

     RUTH E. RANDALL is retired and was formerly Interim Dean, Division of Continuing Studies, University of Nebraska -- Lincoln; Associate Dean, Teachers College, and Professor, Department of Education Administration, Teachers College, University of Nebraska -- Lincoln. Dr. Randall also previously served as Commissioner of Education for the State of Minnesota and as a Director or member of numerous governmental, public service and non-profit boards and organizations. Dr. Randall is also a Trustee of The Lutheran Brotherhood Family of Funds. Dr. Randall is 69.

     A nominee elected as a Director will serve as such until any successor is elected and qualified. A Director serves until he or she retires, resigns or is removed as provided in the By-laws of the Fund, as amended (the "By-laws"). Under the By-laws, a person may not serve as Director beyond the earlier of the end of the month in which he or she attains the age of 70 years or the end of the month in which he or she completes 15 continuous years of service as a Director, except that the limitation on 15 continuous years of service shall not apply to any person who was originally elected as a Director before September 6, 1989. The Fund is not required to hold regularly scheduled annual meetings for the election of Directors.

     The following persons are principal officers, but not Directors, of the
Fund:

     JAMES R. OLSON has served as Vice President of the Fund since 1993. Mr. Olson is Senior Vice President of Lutheran Brotherhood, Vice President of LBVIP, Vice President of LB Research, Vice President of LB Securities, Vice President of Lutheran Brotherhood Real Estate Products Company, and Vice President of The Lutheran Brotherhood Family of Funds. He is 56.

     RICHARD B. RUCKDASHEL has served as Vice President of the Fund since 1995. Mr. Ruckdashel is Vice President of Lutheran Brotherhood, Vice President of LBVIP, Vice President of LB Securities and Vice President of The Lutheran Brotherhood Family of Funds. He is 43.

     JAMES M. WALLINE has served as Vice President of the Fund since 1987. Mr. Walline is Vice President of Lutheran Brotherhood, Vice President of LB Research, Vice President of LBVIP, and Vice President of The Lutheran Brotherhood Family of Funds. He is 53.

     WADE M. VOIGT has served as Treasurer of the Fund since 1987. Mr. Voigt is Assistant Vice President of Mutual Fund Accounting for Lutheran Brotherhood and Treasurer of The Lutheran Brotherhood Family of Funds. He is 42.

     OTIS F. HILBERT has served as Secretary and Vice President of the Fund since 1986. Mr. Hilbert is Vice President of Lutheran Brotherhood, Vice President and Secretary of LB Securities, Secretary of LB Research, Vice President and Secretary of Lutheran Brotherhood Real Estate Products Company, Vice President and Assistant Secretary of LBVIP, and Secretary and Vice President of The Lutheran Brotherhood Family of Funds. He is 61.

     FREDERICK P. JOHNSON has served as Vice President of the Fund since June 10, 1998. Mr. Johnson is Assistant Vice President of Lutheran Brotherhood, Assistant Vice President of LBVIP, Assistant Vice President of LB Securities and Assistant Vice President of LB Research. He is 36.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1997, the Board of Directors held a total of 4 meetings. The Board of Directors has two committees: an Audit Committee and a Contracts Committee. All Trustees attended 75% or more of all meetings of the Board of Directors and committees of which they were members during the fiscal year ended December 31, 1997.

     The present members of the Audit Committee are Ms. Levi (Chairman) and Messrs. Eggerding, Estenson and Dr. Randall. The Audit Committee assists the Board of Directors in fulfilling its duties relating to accounting and financial reporting practices and serves as a direct line of communication between the Board of Directors and the Fund's independent accountants. The Audit Committee is responsible for recommending the engagement or retention of the Fund's independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control. The Audit Committee of the Board of Directors held 4 meetings during the fiscal year ended December 31, 1997.

     The present members of the Contracts Committee are Mr. Eggerding (Chairman), Mr. Estenson, Ms. Levi and Dr. Randall. The function of the Contracts Committee is to assist the Board of Directors in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Directors deems necessary or appropriate for the continuation of operations of each Portfolio. The Contracts Committee held 4 meetings during the fiscal year ended December 31, 1997. The Contracts Committee also acts in the capacity of a nominating committee whose duties include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings and similar matters. The Contracts Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

REMUNERATION OF DIRECTORS

     Directors who are not interested persons of the Fund receive an annual retainer of $23,500 and a fee of $9,000 per year to attend meetings of the Board of Directors and the Board of Trustees of The Lutheran Brotherhood Family of Funds. Messrs. Bjelland and Nicholson, who are interested persons of the Fund, receive no fees from the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

     For the fiscal year ended December 31, 1997, the Directors of the Fund received the following amounts of compensation either directly or in the form of payments made into a deferred compensation plan:

                                                     PENSION OR
                                                     RETIREMENT
                                   AGGREGATE      BENEFITS ACCRUED    ESTIMATED ANNUAL     TOTAL PAID BY
       NAME AND POSITION          COMPENSATION    AS PART OF FUND      BENEFITS UPON       THE FUND AND
           OF PERSON               FROM FUND          EXPENSES           RETIREMENT       FUND COMPLEX(1)
       -----------------          ------------    ----------------    ----------------    ---------------
Rolf F. Bjelland(2).............    $     0              $0                  $0               $     0
Chairman and Director
Herbert F. Eggerding, Jr........    $14,005              $0                  $0               $31,500
Director
Noel K. Estenson................    $ 7,179              $0                  $0               $16,250
Director
Connie M. Levi..................    $14,005              $0                  $0               $31,500
Director
Bruce J. Nicholson(2)...........    $     0              $0                  $0               $     0
Director
Ruth E. Randall.................    $14,005(3)           $0                  $0               $31,500
Director

---------------
(1) The "Fund Complex" includes LB Series Fund, Inc. and The Lutheran Brotherhood Family of Funds.

(2) "Interested person" of the Fund as defined in the 1940 Act.

(3) The total amount of deferred compensation payable to Dr. Randall was $19,639 at December 31, 1997.

REQUIRED VOTE

     A plurality of the aggregate votes cast in person or by proxy at the Special Meeting at which a quorum is present, is required for the election of each Director. Shareholders of all Portfolios will vote together as a single class on proposal 1.

RECOMMENDED SHAREHOLDER ACTION

     The Board of Directors, including those Directors who are not interested person of the Fund, unanimously recommends that shareholders vote FOR proposal 1.

                                   PROPOSAL 2

                        PROPOSALS TO AMEND OR ELIMINATE
                        CERTAIN INVESTMENT RESTRICTIONS

     The Board of Directors has proposed that shareholders approve the amendment or elimination of certain fundamental investment restrictions of the Portfolios. The proposed changes are based on recommendations of Lutheran Brotherhood which were reviewed and approved by the Board of Directors, subject to shareholder approval, at a meeting held on September 16, 1998.

     Under the 1940 Act, a registered investment company is required to recite its policy with respect to certain investment activities. Under the 1940 Act, an investment policy that is classified as "fundamental" may not be changed without the approval of a fund's shareholders. A non-fundamental policy may be changed by the directors without shareholder approval. In the past, the Fund adopted certain fundamental investment restrictions for each Portfolio that reflected then current practices in the mutual fund industry. These industry practices were in part based on the requirements of state "blue sky" laws that were applicable to retail mutual funds. However, as a result of the National Securities Markets Improvements Act of 1996 ("NSMIA"), state law restrictions on permissible investments no longer apply to registered investment companies and many mutual funds have taken action to amend or eliminate investment restrictions to reflect that development. Consequently, the Board of Directors of the Fund has determined that it would be in the best interest of each Portfolio to amend or eliminate certain investment restrictions.

     The Board of Directors believes that the ability of Lutheran Brotherhood to manage the Portfolios in a changing regulatory or investment environment will be enhanced by approval of these proposals. In addition, the Board of Directors believes that approval of these proposals will reduce the need for future shareholder meetings, thereby reducing the Portfolios' ongoing costs of operations. Furthermore, the Board believes that increased standardization among the investment restrictions of the Fund and The Lutheran Brotherhood Family of Funds will help to promote operational efficiencies and facilitate monitoring of compliance with such investment restrictions.

     At the Special Meeting, shareholders of each Portfolio will vote upon each of the proposals separately. Each change to a Portfolio's fundamental investment restrictions will become effective as soon as practicable following approval by shareholders. Although the proposed changes to each Portfolio's investment restrictions generally give broader authority to make certain investments or engage in certain practices than do the current investment restrictions of the Portfolio, Lutheran Brotherhood does not currently intend to change in any material way the investment strategy or operations of any Portfolio.

                                  PROPOSAL 2A

                            TO AMEND THE FUNDAMENTAL
                      INVESTMENT RESTRICTION ON BORROWING
                     AND THE ISSUANCE OF SENIOR SECURITIES

     The fundamental investment restriction of each Portfolio regarding borrowing and the issuance of senior securities currently reads as follows:

          "None of the Portfolios will purchase securities on margin or otherwise borrow money or issue senior securities except that a Portfolio, in accordance with its investment objectives and policies, may enter into reverse repurchase agreements and purchase securities on a when-issued and delayed delivery basis, within the limitations set forth under "Money Market Portfolio". The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for the account of any Portfolio, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount owed as a result of borrowing) at the time the borrowing is made. Investment securities will not be purchased while borrowings are outstanding. Interest paid on borrowings will not be available for investment. The deposit or payment by a Portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin."

     The Board of Directors proposes that the existing investment restriction be deleted and that the following new fundamental investment restrictions be adopted:

          "None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio's total assets immediately after the time of such borrowing."

          "None of the Portfolios may issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission."

     Under the current investment restriction, a Portfolio may not borrow money except for the clearance of securities transactions, the purchase of securities on a when issued and delayed delivery basis, and on a temporary basis to facilitate redemptions (but only up to 5% of its total assets). In addition, a Portfolio may not make additional investments (also known as leveraging its portfolio) while borrowings are outstanding. Under the proposed restriction a Portfolio would be able to borrow up to one third of its total assets for any purpose consistent with its investment objective and policies. The proposed restriction on borrowing is consistent with the current limitations imposed under the 1940 Act. Although a Portfolio has the authority to engage in leverage under the terms of the proposed restriction, the Board of Directors intends to adopt the following non-fundamental investment restriction if Proposal 2A is adopted that will limit the ability of a Portfolio to purchase securities while borrowings are outstanding:

          "None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio's total assets are outstanding."

     The Board of Directors would have the flexibility to eliminate or modify this non-fundamental investment restriction regarding leverage, but has no current intention to do so.

     The proposed investment restriction on senior securities clarifies that a Portfolio may issue senior securities to the extent permitted under the 1940 Act and exemptive orders issued by the SEC. The issuance of senior securities may include borrowings from banks and the issuance of multiple classes of shares.

     The revised investment restrictions would eliminate the prohibition on the purchase of securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Margin purchases as a form of borrowing would be subject to the Portfolio's general borrowing restrictions.

                                  PROPOSAL 2B

                            TO AMEND THE FUNDAMENTAL
                       INVESTMENT RESTRICTION ON LENDING

     The fundamental investment restriction of each Portfolio with respect to lending currently reads as follows:

          "None of the portfolios will lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies."

     The Board of Directors proposes that the existing investment restriction be amended to read as follows:

          "None of the Portfolios may lend any of its assets except portfolio securities. The purchase of corporate or U.S. or foreign governmental bonds, debentures, notes, certificates of indebtedness, repurchase agreements or other debt securities of an issuer permitted by a Portfolio's investment objective and policies will not be considered a loan for purposes of this limitation."

     Under the existing investment restriction, a Portfolio may only invest up to 10% of its assets in privately placed bonds, debentures, notes and other debt securities customarily acquired by institutional investors. The proposed investment restriction would eliminate this percentage restriction by providing that the purchase of debt securities, whether publicly treated or privately placed, will not be considered loans.

                                  PROPOSAL 2C

                      TO AMEND THE FUNDAMENTAL INVESTMENT
                   RESTRICTION ON REAL ESTATE AND COMMODITIES

     Under each Portfolio's current fundamental investment restriction regarding investments in real estate and commodities:

          "None of the Portfolios will buy or sell real estate, mortgages, commodities or commodity contracts, although the Portfolios may buy and sell securities which are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations, and except that the Portfolios may enter into financial futures contracts, may purchase put options on financial futures contracts and may purchase and sell call options on financial futures contracts, if such transactions are for purposes of hedging the Fund's portfolio."

     The Board of Directors proposes to amend the investment restriction to read as follows:

          "None of the Portfolios will buy or sell real estate, commodities or commodity contracts, although the Portfolios may buy and sell securities or other instruments which are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations, and except that the Portfolios may enter into financial futures contracts, may purchase put options on financial futures contracts and may purchase and sell call options on financial futures contract."

     The proposed investment restriction would clarify that a Portfolio may invest in mortgage loans and other instruments that are secured by real estate. The proposed investment restriction also deletes the requirement that a Portfolio enter into financial futures contracts and similar transactions solely for hedging purposes. A Portfolio's ability to engage in futures transactions, however, remains subject to certain limitations. Under applicable rules of the Commodity Futures Trading Commission ("CFTC"), a Portfolio may not enter into a futures transaction if it would cause the aggregate amount of initial margin deposits and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. The Board of Directors believes that the proposed amendment will increase Lutheran Brotherhood's ability to engage in futures transactions, consistent with a Portfolio's investment objective and policies.

                                  PROPOSAL 2D

                    TO ELIMINATE THE FUNDAMENTAL INVESTMENT
                  RESTRICTION ON REVERSE REPURCHASE AGREEMENTS

     Under the Portfolio's current investment restrictions with respect to reverse repurchase agreements:

          None of the Portfolios will enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

     Proposal 2D would eliminate the investment restriction regarding reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed upon price and date, which reflect a rate of interest paid for the use of funds for the period. The Board of Directors believes that a separate investment restriction with respect to reverse repurchase agreements is unnecessary given that reverse repurchase agreements, as a form of borrowing, would be subject to the Portfolio's general borrowing restrictions.

                                  PROPOSAL 2E

              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                            ON THE PLEDGE OF ASSETS

     Under the Portfolio's current investment restrictions:

          "None of the Portfolios will pledge or mortgage assets, except that not more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure borrowings made in accordance with paragraph 1 above, and the Portfolio may enter into reverse repurchase agreements in accordance with paragraph 2 above. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge."

     The 1940 Act does not impose any percentage limitations on the pledge of assets. The Board of Directors believes that elimination of the investment restriction on pledging of assets is in the best interest of the shareholders of each Portfolio. Elimination of the restriction will provide Lutheran Brotherhood with added flexibility to enter into secured borrowing arrangements on behalf of a Portfolio consistent with the Portfolio's investment restriction on borrowing.

                                  PROPOSAL 2F

              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
      ON RESTRICTED SECURITIES, ILLIQUID SECURITIES AND UNSEASONED ISSUERS

     Under the current restriction, a Portfolio's aggregate investments in restricted securities, securities for which no readily available market exists and securities of issuers which have a record of less than three years' continuous operation (typically referred to as "unseasoned issuers") may not exceed 10% of the Portfolio's total assets. Specifically,

          "None of the Portfolios will invest in securities (including repurchase agreements maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists, or in the securities of issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than three years' continuous operation, if, regarding all such securities, more than 10% of the Portfolio's total assets would be invested in them."

     The proposal would eliminate the current percentage limitation on a Portfolio's ability to invest in securities "for which no readily available market exists. . ." Under current SEC policy, a Portfolio may not invest more than 15% of its net assets in illiquid securities (10% in the case of the Money Market Portfolio). Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a fund has valued them. Series of open-end investment companies such as the Portfolios must stand ready to redeem their shares on a continuous basis. Thus, they are limited in the amount of illiquid securities they may hold because illiquid securities may not be easily sold to raise cash necessary to meet the redemptions under certain circumstances and because illiquid securities can present valuation problems. The proposal would also permit a Portfolio to invest in restricted series under certain circumstances. Although the SEC staff takes the position that restricted securities should generally be presumed to be illiquid, the SEC staff does not impose a specific percentage limitation on a fund's investment in restricted securities. The SEC staff has permitted an open-end investment company's board of directors to determine that certain types of restricted securities are liquid.

     In 1990, the SEC adopted Rule 144A under the 1933 Act, which has resulted in a form of restricted security which can be traded among qualified institutional buyers without registration under the 1933 Act ("Rule 144A securities"). In the release adopting Rule 144A, the SEC stated that the board of directors of a fund has the authority to make the determination that a Rule 144A security is liquid, despite its restricted nature. More recently, the SEC has taken the position that the board of directors of a fund may determine that certain commercial paper issued in reliance on Section 4(2) of the 1933 Act ("Section 4(2) paper") is liquid. Section 4(2) paper is commercial paper issued in reliance on Section 4(2) of the 1933 Act, which exempts from registration "transactions not involving a public offering." The Directors believe that elimination of the restriction will provide the Portfolio with additional flexibility to address market, regulatory or other developments regarding illiquid securities as they occur in the future.

     Proposal 2F would also eliminate the restriction on investments in issuers that have been in continuous operations for less than three years, commonly referred to as "unseasoned issuers". The 1940 Act does not contain any restrictions on investments in unseasoned issues. The Board of Directors believes that elimination of the policy will increase the flexibility of Lutheran Brotherhood by permitting investments by a Portfolio in unseasoned issuers that otherwise meet the investment objectives and policies of the Portfolio. Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have more limited markets and financial resources. However, the Board of Directors believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objective and policies of the Portfolio, warrants the elimination of the current policy.

                                  PROPOSAL 2G

              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                             ON CONTROL SECURITIES

     Under each Portfolio's current investment restriction:

          "None of the Portfolios will acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization."

     The 1940 Act does not impose restrictions on the acquisition of securities for the purpose of exercising control or management of a company. The Board of Directors has concluded that the elimination of this investment restriction will enhance the ability of a Portfolio, in its capacity as a shareholder, to communicate with other shareholders, exercise voting rights and take other corporate actions.

                                  PROPOSAL 2H

                    TO ELIMINATE THE FUNDAMENTAL INVESTMENT
                           RESTRICTION ON SHORT SALES

     Under each Portfolio's current investment restriction:

          "None of the Portfolios will make short sales."

     If Proposal 2H is adopted, a Portfolio would have the authority to effect short sales. A short sale is a transaction in which a fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios intend to restrict any short sales transactions to short sales against the box, unless modified by the Board of Directors.

                                  PROPOSAL 2I

                    TO ELIMINATE THE FUNDAMENTAL INVESTMENT
                           RESTRICTION ON INVESTMENTS
                         IN OTHER INVESTMENT COMPANIES

     Under each Portfolio's current investment restriction:

          "None of the Portfolios will buy or sell the securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation or other acquisition".

     The Board of Directors proposes to eliminate this fundamental investment restriction. If Proposal 2I is adopted, each Portfolio would be able to invest in the securities of other investment companies subject to the limitations of the 1940 Act. Under the 1940 Act, a fund may generally not purchase a security issued by another investment company, if, immediately after such purchase the fund would own, in the aggregate, (i) more than 3% of the total outstanding voting securities of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the fund's total assets; or (iii) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the fund's total assets. These percentage limitations do not apply to investments in affiliated funds that are part of the same group of investment companies if certain conditions are satisfied. The Board of Directors believes that the adoption of Proposal 2I will enhance Lutheran Brotherhood's ability to consider potential investments in other investment companies, consistent with a Portfolio's investment objective and strategy.

                                  PROPOSAL 2J

                    TO ELIMINATE THE FUNDAMENTAL INVESTMENT
              RESTRICTION ON INVESTMENTS IN OIL AND GAS INTERESTS,
                    COMMON STOCK AND OTHER EQUITY SECURITIES

                         (MONEY MARKET PORTFOLIO ONLY)

     Under the Money Market Portfolio's current investment restriction:

          "The Money Market Portfolio will not invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities".

     The Board of Directors proposes to eliminate this fundamental investment restriction. The Board of Directors believes that the current investment restriction could affect the Money Market Portfolio's ability to invest in other money market funds if such investments were characterized as "equity securities." If Proposal 2J is adopted, the Money Market Portfolio intends to continue to operate so as to satisfy the requirements of Rule 2a-7 under the 1940 Act, the rule governing the operation of money market funds that use the amortized cost method to value their assets. Rule 2a-7 imposes limitations on the credit quality and portfolio maturity of the Portfolio's investments.

                                  PROPOSAL 2K

                    TO ELIMINATE THE FUNDAMENTAL INVESTMENT
                       RESTRICTION ON PORTFOLIO MATURITY

                         (MONEY MARKET PORTFOLIO ONLY)

     Under the Money Market Portfolio's current investment restrictions:

          The Money Market Portfolio will not invest in any security with a remaining maturity in excess of one year, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than one year".

     The Board of Directors proposes to eliminate this fundamental investment restriction, which is not required under the 1940 Act. The Money Market Portfolio would continue to be governed by the provisions of Rule 2a-7. Rule 2a-7 generally prohibits a money market fund from acquiring securities with remaining maturities that exceed 397 days. For purposes of the portfolio maturity calculation under Rule 2a-7, a fund may rely on certain maturity shortening features, such as demand features and puts. The Board of Directors believes that the adoption of Proposal 2K will provide the Money Market Portfolio with the maximum flexibility permitted under Rule 2a-7, including any changes to Rule 2a-7 that may occur in the future.

REQUIRED VOTE

     To be approved with respect to any Portfolio, each of Proposals 2A through 2K must receive the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio entitled to vote on the Proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio.

RECOMMENDED SHAREHOLDER ACTION

     The Board of Directors unanimously recommends that shareholders vote FOR approval of proposals 2A through 2K. If a proposal with respect to a particular investment restriction is not approved by shareholders of a Portfolio, the present investment restriction will remain in effect.

                                   PROPOSAL 3

             TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
                     AS THE FUND'S INDEPENDENT ACCOUNTANTS

     At a meeting held on December 4, 1997, the Board of Directors of the Fund selected the firm of Price Waterhouse LLP, which subsequently merged with Coopers and Lybrand LLP to become PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), as the independent accountants for the Fund for its fiscal year ending December 31, 1998. Shareholders of each Fund are being asked to ratify the selection of PricewaterhouseCoopers to serve as the independent accountants to the Fund for this period. PricewaterhouseCoopers has served as independent accountants to the Fund since 1988, providing customary professional services in connection with the audit of the Fund. Their fees for such services include fees for work leading to the expression of opinions on the financial statements included in reports to shareholders, opinions on financial statements and other data included in the Fund's annual report to the Securities and Exchange Commission, and opinions on financial statements included in amendments to the Fund's Registration Statement. For the fiscal year ended December 31, 1997, fees paid to the accountants for the Fund represented fees for audit services described above. In approving such fees, the Audit Committee of the Board of Directors considered the possible effect thereof in the independence of the accountants. Representatives of PricewaterhouseCoopers are not expected to attend the Special Meeting, but will be available by telephone to answer any questions that may arise during the Special Meeting.

REQUIRED VOTE

     Approval of proposal 3 requires the affirmative vote of a majority of the shares of the Fund voted at the Special Meeting, provided a quorum is present. Shareholders of all Portfolios will vote together as a single class on proposal 3.

RECOMMENDED SHAREHOLDER ACTION

     The Board of Directors, including those Directors who are not interested person of the Fund, unanimously recommends that shareholders vote FOR approval of proposal 3.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Directors does not know of any other matters to be considered at the Special Meeting other than those referred to above. If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

     There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board of Directors in their discretion. The next meeting of the shareholders of the Fund will be held at such time as the Board of Directors may determine or at such time as may be legally required. Contract owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contract owner proposals should be received in a reasonable time before the solicitation is made.

WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

October 13, 1998
Date of Proxy Statement

                                                       1933 Act File No. 33-3677
                              LB SERIES FUND, INC.
                             625 FOURTH AVENUE SOUTH
                        MINNEAPOLIS, MINNESOTA 55415-1625

          VOTING INSTRUCTION CARD FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 1, 1998

         A Special Meeting of the shareholders of LB Series Fund, Inc. (the "Fund") will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on December 1, 1998, at 8:30 a.m. local time. For all of the full and fractional shares of the Fund for which I am permitted to give you the voting directions, Lutheran Brotherhood Variable Insurance Products Company and/or Lutheran Brotherhood, as holder of such shares, is hereby instructed to vote as indicated below and return to the Fund the proxy solicited by the Board of Directors of the Fund for the meeting, and any adjournment(s) thereof. Receipt of the Notice of the Proxy Statement for said Special Meeting is acknowledged.

         Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.



                                         Note: Please sign exactly as your name
                                         appears hereon. If shares are held
                                         jointly, either holder may sign.
                                         Corporate proxies should be signed by
                                         an authorized officer.


                                         ---------------------------------------
                                         Shareholder Signature              Date

                                         ---------------------------------------
                                         Co-owner Signature                 Date


                                         BE SURE TO VOTE FOR EACH PORTFOLIO OF
                                         THE LB SERIES FUND, INC. ON THE REVERSE
                                         SIDE

                                 [REVERSE SIDE]


THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LB SERIES FUND INC. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN ON A PARTICULAR PROPOSAL. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS.
PLEASE MARK VOTES AS IN THIS EXAMPLE:          [ ]

1. ELECTION OF DIRECTORS. To withhold authority to vote for any                    FOR all     Vote withheld    FOR all nominees
   individual nominee, strike a line through the nominee's name                   nominees         for all      (except as marked
   in the list below.                                                                                           to the contrary)
   01. Rolf F. Bjelland    04. Herbert F. Eggerding, Jr.  07. Noel K. Estenson       [ ]             [ ]               [ ]
   02. Jody L. Harpstead   05. Richard A. Hauser          08. Connie M. Levi
   03. Bruce J. Nicholson  06. Ruth E. Randall

2. Amendment or Elimination of certain fundamental investment restrictions.(2A. Borrowing and senior securities. 2B. Lending. 2C.
   Real estate and commodities. 2D. Reverse repurchase agreements. 2E. Pledge of assets. 2F. Restricted securities. Illiquid securities and unseasoned issuers. 2G. Control securities. 2H. Short Sales. 2I. Investments in other investment companies. 2J.
   Investments in oil and gas interests, common stock and other equity securities. 2K. Portfolio Maturity.) To vote against the proposed amendment or elimination of one or more of the specific fundamental investment restrictions, but to approve the others, fill in the "FOR ALL EXCEPT" box AND indicate the number(s)(as set forth in the proxy statement) of the investment restriction(s)
   you do not want to change on the line provided.

                                                                     FOR           AGAINST         ABSTAIN        FOR ALL EXCEPT
   [OPPORTUNITY GROWTH PORTFOLIO]                                    [ ]             [ ]             [ ]       [ ] ________________
   [MID CAP PORTFOLIO]                                               [ ]             [ ]             [ ]       [ ] ________________
   [WORLD GROWTH PORTFOLIO]                                          [ ]             [ ]             [ ]       [ ] ________________
   [HIGH YIELD PORTFOLIO]                                            [ ]             [ ]             [ ]       [ ] ________________
   [INCOME PORTFOLIO]                                                [ ]             [ ]             [ ]       [ ] ________________
   [MUNICIPAL BOND PORTFOLIO]                                        [ ]             [ ]             [ ]       [ ] ________________
   [MONEY MARKET PORTFOLIO]                                          [ ]             [ ]             [ ]       [ ] ________________

3. To ratify the selection of PricewaterhouseCoopers LLP
   as the Trust's independent accountants.                           [ ]             [ ]             [ ]

                  Please sign and date the front of this card

     WHEN THIS VOTING INSTRUCTION FORM IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE ON THIS FORM. IF NO CHOICE IS INDICATED ON THIS FORM, THE VOTING INSTRUCTION WILL BE DEEMED TO BE AFFIRMATIVE ON THESE MATTERS. IF THE FORM IS NOT SIGNED AND RECEIVED BY LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY OR LUTHERAN BROTHERHOOD AS APPROPRIATE BY NOVEMBER 27, 1998, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION WILL BE CAST IN THE SAME PROPORTION OF INSTRUCTIONS "FOR," "AGAINST," AND "WITHHELD" OR "ABSTAIN" ON EACH ISSUE AS ARE CAST WITH RESPECT TO ALL OTHER SHARES VOTED BY CONTRACT OWNERS AT THE MEETING.